UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2018

ICOX INNOVATIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4101 Redwood Ave., Building F, Los Angeles, CA 90066
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

The information provided under Item 3.02 is responsive to the information required by this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On November 27, 2018, we completed a private placement of an aggregate of 674,950 shares of common stock at a price of US$1.00 per share for aggregate gross proceeds of US$674,950. In connection with the closing of the private placement, we paid cash commissions in the aggregate amount of US$10,000.

Of the 674,950 shares we issued: (i) 200,000 shares were issued pursuant to the exemption from registration under the Securities Act of 1933, as amended provided by Section 4(a)(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended to 1 investor who is an “accredited investor” within the meaning ascribed to that term in Regulation D promulgated under the Securities Act of 1933, as amended; and (ii) 474,950 shares were issued to 17 non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

1373024 Alberta Inc., a company wholly-owned by Cameron Chell, our chairman and director, subscribed for 200,000 shares of our common stock in the private placement.

Disclosure Required by MI 61-101

1373024 Alberta Inc. (“1373024 Alberta”), a company wholly-owned by Cameron Chell, our chairman and director, participated in the private placement and subscribed for 200,000 shares of our common stock, which constituted a “related party transaction” within the meaning of Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (“MI 61-101”).

The following supplementary information is provided in accordance with Section 5.2 of MI 61-101.

(a) a description of the transaction and its material terms:

We entered into a subscription agreement with 1373024 Alberta, whereby 1373024 Alberta agreed to purchase 200,000 shares of our common stock at a price of US$1.00 per share for proceeds of US$200,000. Cameron Chell, the chairman and a director of our company, wholly owns 1373024 Alberta.

(b) the purpose and business reasons for the transaction:

Proceeds of the private placement are expected to be used for working capital and general corporate purposes.

(c) the anticipated effect of the transaction on the issuer’s business and affairs:

See item (b).

(d) a description of:

(i) the interest in the transaction of every interested party and of the related parties and associated entities of the interested parties:

See item (a).

(ii) the anticipated effect of the transaction on the percentage of securities of the issuer, or of an affiliated entity of the issuer, beneficially owned or controlled by each person or company referred to in subparagraph (i) for which there would be a material change in that percentage:

The following table sets out the effect of the private placement (the “Offering”) on the percentage of securities of our company beneficially owned or controlled by Mr. Chell:

Name and Position	Dollar Amount of Shares Purchased	Number of Shares Purchased	No. of Shares Held prior to Closing of the Offering	Percentage of Issued and Outstanding Shares prior to Closing of the Offering	No. of Shares Held After Closing of the Offering	Percentage of Issued and Outstanding Shares After Closing of the Offering
Cameron Chell Chairman and Director	US$200,000	200,000 Shares(1)	Undiluted: 2,000,000(2) Diluted: 2,400,000(3)	Undiluted: 9.6%(4) Diluted: 11.3%(5)	Undiluted: 2,200,000(6) Diluted: 2,600,000(7)	Undiluted: 10.2%(8) Diluted: 11.8%(9)

*Less than one percent

(1)	These shares are held indirectly by 1373024 Alberta.

(2)	These shares are held indirectly by Blockchain Fund GP Inc. (“Blockchain”), a company which Mr. Chell has the sole power to vote or direct the vote, and to dispose or direct the disposition of the shares.

(3)	Comprised of: (i) 2,000,000 shares held indirectly by Blockchain and (ii) 400,000 options held directly, each of which is exercisable into one share at an exercise price of US$0.10 until October 15, 2027.

(4)	Based on 20,874,524 shares outstanding prior to the completion of the Offering.

(5)	Based on 21,274,524 shares comprised of: (i) 20,874,524 shares outstanding prior to the completion of the Offering and (ii) 400,000 shares that may be issuable on exercise of options held by Mr. Chell.

(6)	Comprised of: (i) 2,000,000 shares held indirectly by Blockchain and (ii) 200,000 shares held indirectly by 1373024 Alberta.

(7)	Comprised of: (i) 2,000,000 shares held indirectly by Blockchain, (ii) 200,000 shares held indirectly by 1373024 Alberta and (iii) all of the convertible securities of our company set out in footnote (3) above.

(8)	Based on 21,549,474 shares outstanding after the completion of the Offering.

(9)	Based on 21,949,474 shares comprised of: (i) 21,549,474 shares outstanding after the completion of the Offering and (ii) 400,000 shares that may be issuable on exercise of options held by Mr. Chell.

(e) unless this information will be included in another disclosure document for the transaction, a discussion of the review and approval process adopted by the board of directors and the special committee, if any, of the issuer for the transaction, including a discussion of any materially contrary view or abstention by a director and any material disagreement between the board and the special committee:

Mr. Chell abstained on the resolution of the board of directors approving the Offering with respect to share subscription by 1373024 Alberta. A special committee was not established in connection with the approval of the Offering, and no materially contrary view or abstention was expressed or made by any director.

(f) a summary in accordance with section 6.5 of MI 61-101, of the formal valuation, if any, obtained for the transaction, unless the formal valuation is included in its entirety in the material change report or will be included in its entirety in another disclosure document for the transaction:

Not applicable.

(g) disclosure, in accordance with section 6.8 of MI 61-101, of every prior valuation in respect of the issuer that related to the subject matter of or is otherwise relevant to the transaction:

(i) that has been made in the 24 months before the date of the material change report:

Not applicable.

(ii) the existence of which is known, after reasonable enquiry, to the issuer or to any director or officer of the issuer:

Not applicable.

(h) the general nature and material terms of any agreement entered into by the issuer, or a related party of the issuer, with an interested party or a joint actor with an interested party, in connection with the transaction:

See item (a).

(i) disclosure of the formal valuation and minority approval exemptions, if any, on which the issuer is relying under sections 5.5 and 5.7 of MI 61-101 respectively, and the facts supporting reliance on the exemptions:

The issuance of 200,000 shares to 1373024 Alberta was exempt from the valuation requirement of MI 61-101 by virtue of the exemptions contained in (i) Section 5.5(a) of MI 61-101 in that the fair market value of the shares subscribed by 1373024 Alberta did not exceed 25% of our company’s market capitalization and (ii) section 5.5(b) of MI 61-101 as shares of our common stock are not listed on a specified market and from the minority shareholder approval requirements of MI 61-101 by virtue of the exemption contained in section 5.7(a) of MI 61-101 in that the fair market value of the shares subscribed by 1373024 Alberta did not exceed 25% of our company’s market capitalization.

As this current report on Form 8-K is being filed less than 21 days before the closing of the Offering, there is a requirement under MI 61-101 to explain why the shorter period was reasonable or necessary in the circumstances. In the view of our company, it was necessary to immediately close the Offering and therefore, such shorter period was reasonable and necessary in the circumstances to improve our company’s financial position.

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Private Placement Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOX INNOVATIONS INC.

/s/ Bruce Elliott
Bruce Elliott
President

November 29, 2018